GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A Shares, Class C Shares, Institutional Shares, Service Shares, Investor Shares, Class R Shares, Class R6 Shares and Class T Shares of the

Goldman Sachs International Equity Insights Fund

(the “Fund”)

Supplement dated December 18, 2017 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated February 28, 2017, each as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Board of Trustees of Goldman Sachs Trust has approved a change to the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular investments. This change, which will be effective on February 28, 2018 (the “Effective Date) is not expected to impact the Fund’s universe of potential investments.

The Fund currently invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. On the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in non-U.S. issuers. A non-U.S. issuer is an issuer economically tied to a country other than the United States. In determining whether an issuer is economically tied to a country other than the United States, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in a country other than the United States;
⬛	Has its principal office in a country other than the United States;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more countries other than the United States;
⬛	Maintains 50% or more of its assets in one or more countries other than the United States; or
⬛

Is otherwise determined to be economically tied to a country other than the United States by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund’s investment objective, other investment policies and strategies, fees and expenses, and portfolio management team will otherwise remain the same.

* * *

This Supplement should be retained with the Prospectus, Summary Prospectus and SAI for future reference.

INTINSINVPLCY 12-17